GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL

1.	GENERAL

Frontline Ltd. (the "Company" or "Frontline") is an international shipping company incorporated in Bermuda as an exempted company under the Bermuda Companies Law of 1981 on June 12, 1992. Up to February 2013, the Company was engaged primarily in the operation of oil tankers and oil/bulk/ore, or OBO carriers, which were configured to carry dry cargo. The Company owns and leases these vessels. As of December 31, 2012, all of the Company's OBO capital lease assets have been disposed of except for one OBO capital lease asset which was terminated in March 2013. The Company operates oil tankers of two sizes: VLCCs, which are between 200,000 and 320,000 dwt, and Suezmax tankers, which are vessels between 120,000 and 170,000 dwt. The Company operates through subsidiaries and partnerships located in the Bahamas, Bermuda, the Cayman Islands, India, the Philippines, the Isle of Man, Liberia, Norway, the United Kingdom and Singapore. The Company is also involved in the charter, purchase and sale of vessels.

The Company's Ordinary Shares are listed on the New York Stock Exchange, the Oslo Stock Exchange and the London Stock Exchange under the symbol of "FRO".

In October 2003, the Company established Ship Finance International Limited ("Ship Finance") in Bermuda. Through transactions executed in January 2004, the Company transferred to Ship Finance ownership of 46 vessel-owning entities each owning one vessel and its corresponding financing, and one entity owning an option to acquire a VLCC. The Company then leased these vessels back on long-term charters. Between May 2004 and March 2007, the Company distributed all of its shareholding in Ship Finance to its shareholders except for 73,383 shares, which represents 0.01% of Ship Finance's total shares.

In February 2008, the Company spun off 17.53% of its holding in its subsidiary Independent Tankers Corporation Limited ("ITCL") to Frontline shareholders in conjunction with the listing of ITCL on the Norwegian over-the-counter ("NOTC") market.

The Company completed a restructuring of its business in December 2011. The restructuring included the sale of 15 wholly-owned special purpose companies ("SPCs"), which together owned five VLCC newbuilding contracts, six VLCCs, including one on time charter, and four Suezmax tankers to Frontline 2012 Limited ("Frontline 2012"). The sale of these SPCs resulted in a loss of $307.0 million, which was recorded in 2011. In addition, the Company obtained agreements with its major counterparts whereby the gross charter payment commitment under existing chartering arrangements on 32 vessels was reduced.

On July 15, 2014, several of the subsidiaries and related entities in the Windsor group (the “Windsor group”), which owned four VLCCs, and was itself owned by ITCL, filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in Wilmington, Delaware. The Company had been consolidating the Windsor group under the variable interest entity model and de-consolidated the group on July 15, 2014 as it lost control of the group as a consequence of the Chapter 11 filing. The Windsor group emerged from Chapter 11 in January 2015 at which time all of the debt in the Windsor group was converted into equity and ownership was transferred to the then current bondholders. The Company was appointed as commercial manager in January 2015 for the vessels that were owned by the Windsor group prior to its bankruptcy filing and this will be the Company's only ongoing involvement with the Windsor group.

As of December 31, 2014, our tanker fleet consisted of 22 vessels and comprised of 14 VLCCs (excluding the four vessels in the Windsor group) and eight Suezmax tankers, which were either owned or chartered in. We also had one Suezmax newbuilding on order, nine VLCCs, six Suezmax tankers and one Aframax tanker under commercial management.